Exhibit 99.1

AMENDMENT dated as of February 22, 2008 (this “Amendment”) to the Receivables Transfer Agreement dated as of June 6, 2002, as amended June 3, 2005, July 5, 2005 and December 31, 2007 (as amended or modified and in effect from time to time, the “Agreement”), by and among TSPC, INC., as Transferor (the “Transferor”), TRIMAS CORPORATION, individually, as Collection Agent, TRIMAS COMPANY, LLC, individually, as Guarantor under the Limited Guaranty set forth in Article IX thereto, the several commercial paper conduits identified on Schedule B thereto and their respective permitted successors and assigns (the “CP Conduit Purchasers”), the several financial institutions identified on Schedule B thereto as “Committed Purchasers” and their respective permitted successors and assigns (the “Committed Purchasers”), the agent bank of each CP Conduit Purchaser and Committed Purchaser on Schedule B thereto and its permitted successor and assign (the “Funding Agents”), and JPMORGAN CHASE BANK, N.A., f/k/a JPMorgan Chase Bank, as Administrative Agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (the “Administrative Agent”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein will have the meanings set forth in the Agreement.

SECTION 2.  Amendments to Definitions.

(a)                                  The definition of Commitment Expiry Date set forth in Schedule A to the Agreement is hereby amended in its entirety to read as follows:

“Commitment Expiry Date” shall mean the earliest to occur of (i) the date on which all amounts due and owing to the CP Conduit Purchasers and the Committed Purchasers under the Receivables Transfer Agreement and the other Transaction Documents have been paid in full, (ii) the date on which the Aggregate Commitment has been reduced to zero pursuant to the Receivables Transfer Agreement, (iii) the Termination Date, and (iv) February 20, 2009.

(b)                                 The definition of Dilution Period set forth in Schedule A to the Agreement is hereby deleted.

(c)                                  The definition of Dilution Ratio set forth in Schedule A to the Agreement is hereby amended in its entirety to read as follows:

“Dilution Ratio” shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which is the aggregate balance of Diluted Receivables which arose during such Settlement Period and the denominator of which is the aggregate balance of all Receivables which arose during the third Settlement Period immediately preceding the Settlement Period ended on such day.

(d)                                 The definition of Dilution Reserve Ratio set forth in Schedule A to the Agreement is hereby amended in its entirety to read as follows:

“Dilution Reserve Ratio” shall mean, as of any day, the greater of (i) 10% and (ii) an amount (expressed as a percentage) that is calculated as follows:

DRR = (C x D) + [(E–D) x (E/D)] x F

Where:

DRR	=	Dilution Reserve Ratio;

C	=	2.0;

D	=	the twelve-month rolling average of the Dilution Ratio as of the last day of the twelve (12) most recent Settlement Periods;

E	=	the highest three-month average Dilution Ratio that occurred during the twelve (12) most recent Settlement Periods; and

F	=	the Dilution Horizon Ratio.

(e)                                  The definition of Loss and Dilution Reserve Ratio set forth in Schedule A to the Agreement is hereby amended in its entirety to read as follows:

“Loss and Dilution Reserve Ratio” shall mean, on any day, the sum of the Loss Reserve Ratio plus the Dilution Reserve Ratio.

(f)                                    The definition of Loss Reserve Ratio set forth in Schedule A to the Agreement is hereby amended in its entirety to read as follows:

“Loss Reserve Ratio” shall mean, on any day, the greater of (i) 12% and (ii) the product of (a) 2, and (b) the highest three-month average Default Ratio that occurred during the twelve (12) most recent Settlement Periods, (c) the Loss Horizon and (d) the Payment Terms Factor.

(g)                                 The following definitions are hereby added to the Agreement in appropriate alphabetical order:

“Dilution Horizon Ratio” shall mean, on any day, a number equal to a fraction, the numerator of which is the aggregate balance of all Receivables which arose during the three (3) Settlement Periods then most recently ended and the denominator of which is the aggregate

Outstanding Balance of the Eligible Receivables as of the last day of the Settlement Period then most recently ended.

“Interest Expense Coverage Ratio” shall have the meaning assigned to that term in the Credit Agreement as in effect on August 2, 2006.

“Leverage Ratio” shall have the meaning assigned to that term in the Credit Agreement as in effect on August 2, 2006.

SECTION 3.           Amendments to the Agreement.

(a)                                  The text of Section 6.02(c) of the Agreement is hereby amended in its entirety to read as follows:

“(c)                            [Intentionally Omitted]”

(b)                                 The following new Sections 6.06(e) and 6.06(f) are hereby inserted immediately after Section 6.06(d) of the Agreement:

“(e)                            Interest Expense Coverage Ratio.  The Collection Agent will not permit the Interest Expense Coverage Ratio, in each case on the last day of any period of four consecutive fiscal quarters ending during any period set forth below, to be less than the ratio set forth below opposite such period:

Period	Ratio

October 1, 2007, to June 30, 2008	1.90 to 1.00
July 1, 2008, to December 31, 2008	2.00 to 1.00

(f)                                    Leverage Ratio.  The Collection Agent will not permit the Leverage Ratio on the last day of any period of four consecutive fiscal quarters ending during any period set forth below to exceed the ratio set forth opposite such period:

Period	Ratio

October 1, 2007, to June 30, 2008	5.25 to 1.00
July 1, 2008, to December 31, 2008	5.00 to 1.00

(c)                                  Section 7.01(k) of the Agreement is hereby amended in its entirety to read as follows:

“(k)                            the average Dilution Ratio for the three preceding Settlement Periods exceeds 5.5%; or”

(d)                                 Section 7.01(m) of the Agreement is hereby amended in its entirety to read as follows:

“(m)                         The Collection Agent defaults in the observance or performance of Section 6.06(e) or 6.06(f) of this Agreement or an Event of Default (as defined in the Credit Agreement as in effect on August 2, 2006) described in Article VII(p) of the Credit Agreement as in effect on August 2, 2006 shall have occurred; or”

SECTION 4.  Amendment to Schedule of CP Conduit Purchasers, Committed Purchasers and Funding Agents.  Schedule B to the Agreement is hereby replaced with Schedule B to this Amendment.

SECTION 5.  Representations and Warranties.  The representations and warranties of each party set forth in the Agreement shall be true and correct in all material respects, in each case on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respect as of such earlier date).

SECTION 6.  Governing Law.  This Amendment shall be governed by, and construed in accordance with the laws of the State of New York.

SECTION 7.  Counterparts.  This Amendment may be executed in counterparts, each of which will be an original, but all of which together will constitute a single agreement.

SECTION 8.  Agreement in Full Force and Effect.  Except as expressly amended hereby, the Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date of the effectiveness hereof, any reference to the Agreement will mean the Agreement as amended by this Amendment.

SECTION 9.  Conditions to Effectiveness.  This Amendment shall be effective as of the date hereof, upon satisfaction on or prior to the date hereof, of the following conditions:

(a)                                  all fees and expenses owing to the Administrative Agent set forth in the Second Amended and Restated Fee Letter dated the date hereof among the Transferor, the Administrative Agent, J.P. Morgan Securities Inc. and Park Avenue Receivables Company LLC shall have been paid in full by the Transferor; and

(b)                                 this Amendment shall have been executed and delivered by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TSPC, INC., as Transferor

By: /s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Vice President & Treasurer

TRIMAS CORPORATION, individually and as Collection Agent

By: /s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Vice President Finance & Treasurer

TRIMAS COMPANY, LLC, individually and as Guarantor

By: /s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ Cathleen D. Dettling
Name: Cathleen D. Dettling
Title: Vice President

PARK AVENUE RECEIVABLES COMPANY LLC

By: JPMorgan Chase Bank, N.A., its Attorney-In-Fact

By: /s/ Cathleen D. Dettling
Name: Cathleen D. Dettling
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Committed Purchaser for Park Avenue Receivables Company LLC

By: /s/ Cathleen D. Dettling
Name: Cathleen D. Dettling
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Funding Agent for Park Avenue Receivables Company LLC

By: /s/ Cathleen D. Dettling
Name: Cathleen D. Dettling
Title: Vice President

SCHEDULE B

Schedule of CP Conduit Purchasers,

Committed Purchasers and Funding Agents

CP CONDUIT PURCHASERS:

Park Avenue Receivables Company LLC

10 S. Dearborn Street

Chicago, IL 60603

Suite IL1-0079

Attention:  PARCO Funding Manager

Telephone:  312-732-7206

Telecopy:  312-732-1844

E-mail:  ABS.Treasury.Dept@jpmorgan.com

CP Conduit Funding Limit: $ 90,000,000

COMMITTED PURCHASERS:

JPMorgan Chase Bank, as Committed Purchaser for Park Avenue Receivables Company LLC

10 S. Dearborn Street

Chicago, IL 60603

Suite IL1-1729

Attention:  Account Manager

Telephone: 312-732-4984

Telecopy:  312-732-3600

E-mail:  abf.portfolio.management@jpmorgan.com

Committed Purchaser Commitment:  $ 91,800,000

FUNDING AGENTS:

JPMorgan Chase Bank, as Funding Agent for Park Avenue Receivables Company LLC

10 S. Dearborn Street

Chicago, IL 60603

Suite IL1-0079

Attention:  ABS Treasury Department

Telephone:  312-732-7206

Telecopy:  312-732-1844

E-mail:  ABS.Treasury.Dept@jpmorgan.com